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                                                               EXHIBIT 10.24







                   INDEPENDENT SALES REPRESENTATIVE AGREEMENT


                      TRANSFORMATION PROCESSING INC. (TPI)
                             (A NEVADA CORPORATION)

                          2121 ARGENTIA ROAD, SUITE 200
                              MISSISSAUGA, ONTARIO
                                     L5N 2X4



                                     - AND -



                          AMIGOS SALES REPRESENTATIVES
                       (INDEPENDENT SALES REPRESENTATIVES)

                              4751 NELSON ROAD N.W.
                                CALGARY, ALBERTA
                                     T2K 2L8

                            FACSIMILE: (403) 540-0986




                                  JUNE 18,1998

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INDEPENDENT SALES REPRESENTATIVE AGREEMENT


                                TABLE OF CONTENTS


      SCOPE                                                               1

      TERRITORY, LEADS, INSIDE SALES, ACCOUNT ASSIGNMENT AND EXPENSES     1

      COMPENSATION                                                        2

      TERM                                                                2

      REPRESENTATIVES' MARKETING OBLIGATIONS                              2

      NON-COMPETITION                                                     3

      CONFIDENTIALITY                                                     3

      JURISDICTION                                                        3

      GENERAL                                                             3

      APPENDIX I - JOINT SALES FORM                                       5


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                                 SALES AGREEMENT

This document details an agreement between AMIGO ("Independent Sales Representatives") and Transformation Processing Inc. ("TPI"), a Nevada Corporation.

         WHEREAS TPI is in the business of providing software and related services requiring sales representation.

         AND WHEREAS the Independent Sales Representatives are persons desiring to sell these technologies and services. The two parties hereby agree as follows:

1.       SCOPE

The scope of this Agreement covers commissioned sales of TPI licensed products and services in an assigned territory, or in specific accounts, or both. No offer of employment is implicitly or explicitly made. The Independent Sales Representative is responsible for payment of all personal and/or corporate income, withholding and unemployment taxes and CPP, excluding Goods and Services Taxes (GST), that may accrue as commissions are earned.

2.       TERRITORY, LEADS, INSIDE SALES, ACCOUNT ASSIGNMENT AND EXPENSES

(a) TERRITORY - Independent Sales Representative is assigned the geographic territory on a nonexclusive and global basis.

(b) LEADS - TPI will provide the Independent Sales Representative with sales leads in the Independent Sales Representative's territories that make sense.

(c) INSIDE SALES - TPI intends to handle some transactions via the Internet, direct mail, 800 sales and catalogue sales. When these sales are made to accounts that have been assigned to an Independent Sales Representative, and have been actively worked by him, the Independent Sales Representative will receive commission on these sales.

(d) ACCOUNT ASSIGNMENT - The involvement of the Independent Sales Representative in an account shall be confirmed by the completion by the Independent Sales Representative and TPI, of a TPI Independent Sales Representative joint sales form. This includes the follow-on business generated within an assigned account. Acceptance of the account shall not be unreasonably withheld by TPI.

(e) EXPENSES - Each organization is responsible for their respective expenses. TPI will reimburse AMIGOS expenses on the successful contract signing on a pre-approved basis.

During the currency of this Agreement, TPI shall:

         (a) Provide the Independent Sales Representative with all technical and advertising literature reasonably necessary to enable the Independent Sales Representative to perform its obligations under this Agreement.

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         (b)      Provide TPI expenses as related to supporting the Independent
                  Sales Representative on such pre-approved activities as seminars, presentations, education, etc. as well as pay all expenses as related to providing the actual service to the customer.

         During the currency of this Agreement, the Independent Sales Representative shall:

         (a) Be solely responsible for all long distance telephone and facsimile charges, travel and automobile expenses incurred by him in carrying out his duties under this Agreement.

3.       COMPENSATION

(a) Independent Sales Representatives are remunerated on the basis of commissions paid for all sales accepted by TPI to identified and approved accounts within the Independent Sales Representative's defined territory. The rate at which commissions are calculated is ten percent (10%) of the gross sale amount.

(b)      (i)      Payment of commissions to Independent Sales
                  Representatives shall occur within thirty (30) days of names account payments to TPI.
         (ii)     Good and Services (GST) is payable on all commissions.

         (iii) Overdue accounts shall accrue interest at the rate of two percent (2%) per month (24% per annum). TPI shall not unreasonably withhold commission payments.

(c) Copies of all defined account TPI invoices shall be provided to the Independent Sales Representative to assist in determining commissions.

(d) Reversal - Commissions will be reversed for a specific customer if that customer falls to make payment to TPI.

4.      TERM

(a) This Agreement commences on April 1, 1998 and expires on March 30, 2000.

(b) If the Independent Sales Representative falls to abide by the covenants of this Agreement, TPI may terminate the Agreement upon thirty (30) days written notice.

(c) The parties have the option to cancel this Agreement without cause with thirty (30) days written notice.

(d) Upon termination of this Agreement, all sales to defined and accepted accounts for a period of six (6) months will have the full ten percent (10%) commission paid to the Independent Sales Representative. This payment will occur when the customer pays TPI, regardless of the time frame this occurs. The ten percent (10%) commission is paid on accounts accepted by TPI (booked) and include project revenue placed into backlog.

         "Booked" are defined as contracts accepted by TPI.

         "Backlog" is defined as project revenue.

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         The booking and backlog reports will be made available to the
         Independent Sales Representatives upon request.

5.       REPRESENTATIVES' MARKETING OBLIGATIONS

(a) The Independent Sales Representative agrees to conduct business in a highly ethical manner and in accordance with all local, provincial and federal statutes.

(b) The Independent Sales Representative agrees to identify himself/herself as a representative of TPI in all communications, whether oral or written, with TPI prospects, customers or business partners.

(c) With regard to territory and account management, the Independent Sales Representative agrees to:

         (i) periodic reporting on account plans and status as requested by TPI; and

         (ii) pursue all leads provided by TPI.

6.       NON-COMPETITION

The Independent Sales Representative agrees not to directly compete with TPI products and services by offering or selling products and/or services which are substantially the same during the term of this Agreement. TPI and the Independent Sales Representative shall mutually determine whether another product is or is not "substantially the same".

7.       CONFIDENTIALITY

(a) In the performance of this Agreement, the Independent Sales Representative may have access to private or confidential information owned or controlled by TPI relating to equipment, apparatus, programs, software, specifications and other information that may contain proprietary details and disclosures. The Independent Sales Representative agrees that such information remains TPI's exclusive property and shall use its best efforts both during and after the termination of this Agreement to assure the confidentiality of this information.

(b) The Independent Sales Representative may not disclose such information to anyone, except with TPI's written permission and only to those who have signed TPI's Non-Disclosure Agreement.

(c) The conditions in 7(a) and 7(b) do not apply to information which is or which becomes generally known to the public by publication or by any means other than a breach of duty on the part of the Independent Sales Representative.

8.       JURISDICTION

This Agreement shall be made and construed in accordance with the laws of the Province of Ontario.

9.      GENERAL

(a)     ENTIRE AGREEMENT

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        (i)       This Agreement states the entire agreement between the
                  parties.

        (ii) No amendment or modification of this Agreement shall be made except as specifically provided herein, or by an instrument in writing signed by both parties and clearly marked as amendment or modification.

(b) SEVERABILITY - In the event that any part or provision of this Agreement shall be declared by a court of competent jurisdiction to be illegal, invalid or unenforceable, it shall not affect the validity of the remaining provisions and such invalid or illegal portion shall be rescinded and deleted as if they had never been part hereof, and all other provisions shall continue in full force and effect.

(c) LIMITATION OF DAMAGES IN THE EVENT OF TERMINATION - In the event of termination of this sales agreement for any reason, the Independent Sales Representative shall have no claim against TPI for damages or otherwise, except for compensation owed and still outstanding at the termination of this Agreement, as provided by Section 4(d).

(d) FORCE MAJEURE - Neither party shall be responsible for delays nor failures in performance resulting from acts beyond the control of such party. Such acts include, but are not limited to, acts of God, strikes, riots, war, epidemics, fire, communication line failure, earthquakes, and other disasters.

(e) NOTICES - All notices or other communications hereunder shall be in writing, sent by express mail or email, and shall be deemed given if,

        (i)    Delivered by hand;

        (ii) Mailed by registered mail (or its equivalent under the postal regulations of the nation in which the Independent Sales Representative has its official residence), return receipt is requested;

        (iii) Sent by overnight courier to the address set forth herein or such other address as may be specified in a written notice delivered to the other party; or

        (iv) Sent by e-mail with an acknowledgment notice of receipt.

(f) ASSIGNMENT - This Agreement is not assignable by the Independent Sales Representative.

(g) LIMITATION OF LIABILITY, - The Independent Sales Representative shall use only those legal documents and contracts as provided by TPI. Any modifications must be approved by TPI in writing. The Independent Sales Representative shall represent TPI products and services, and will not be responsible for any liability regarding these products and services.

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IN WITNESS WHEREOF, the parties hereto have set their hands by an officer duly authorized as of the date first above written.


AMIGOS SALES REPRESENTATIVES             TRANSFORMATION PROCESSING INC.

                                         /s/ Paul G. Mighton
---------------------------------        -------------------------------------

                      (PRINT)            Paul G. Mighton
---------------------------------
Independent Sales Representative's Name  Chairman and Chief Executive Officer

4651 NELSON ROAD S.W.                    2121 ARGENTIA ROAD, SUITE 200
CALGARY,AB                               MISSISSAUGA, ON
T2K 2L8                                  L5N 2X4

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                                   APPENDIX I
                      TPI INDEPENDENT SALES REPRESENTATIVE
                                JOINT SALES FORM

================================================================================
                                      SALES

                           REPRESENTATIVE INFORMATION

================================================================================

TPI                                         INDEPENDENT SALES
REPRESENTATIVE

NAME:                                       NAME:
      ------------------------------             ------------------------------
PHONE:                                      PHONE:
      ------------------------------             ------------------------------
E-MAIL:                                     E-MAIL:
      ------------------------------             ------------------------------

FAX:                                        FAX:
      ------------------------------             ------------------------------

================================================================================

ACCOUNT INFORMATION:
                    -----------------------------------------------------------
ACCOUNT NAME:
             ------------------------------------------------------------------
CONTACT NAME:
             ------------------------------------------------------------------
OPPORTUNITY DESCRIPTION:
                        -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              AUTHORIZED SIGNATURES

TPI                                         INDEPENDENT SALES REP

DATE:                                       DATE:
     -----------------------------               ------------------------------
NAME:                                       NAME:
     -----------------------------               ------------------------------

SIGNATURE:                                  SIGNATURE:
          ------------------------                    -------------------------

E-MAIL SUBMIT:                              E-MAIL SUBMIT:
             --------------------                         ---------------------